UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): March 8, 2007

-------------------------------------------------------------------------------
                                 Dillard's, Inc.
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
-------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                 1-6140                                  71-0388071
-----------------------------------------------      --------------------------
        (Commission File Number)                      (I.R.S. Employer
                                                     Identification No.)

           1600 Cantrell Road
          Little Rock, Arkansas                             72201
-----------------------------------------------      --------------------------
(Address of Principal Executive Offices)                 (Zip Code)

                                 (501) 376-5200
-------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 7.01         Regulation FD Disclosure.

                  On March 8, 2007, the registrant issued a press release announcing sales for the four weeks ended March 3, 2007. A copy of the press release is furnished as Exhibit 99.

Item 9.01         Financial Statements and Exhibits

99       Press Release dated March 8, 2007

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            DILLARD'S, INC.



DATED: March 8, 2007                        By:    James I. Freeman
       -------------                        ----------------------
                                            Name:  James I. Freeman
                                            Title: Senior Vice President &
                                                   Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------
    99       Press Release dated March 8, 2007